Capital management	12 Months Ended
Mar. 31, 2018
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Capital management

24. Capital management

The Group’s objectives when managing capital is to safeguard continuity, maintain a strong credit rating and healthy capital ratios in order to support its business and provide adequate return to shareholders through continuing growth. The Group’s overall strategy remains unchanged from previous year.

The Group sets the amount of capital required on the basis of annual business and long-term operating plans which include capital and other strategic investments.

The funding requirements are met through a mixture of equity, internal fund generation, convertible debt securities, and other long term borrowings. The Group’s policy is to use short-term and long-term borrowings to meet anticipated funding requirements.

The Group monitors capital on the basis of the net gearing ratio which is Net debt / Total Capital (equity + net debt). The Group is not subject to any externally imposed capital requirements.

Net debt are long term and short term debts as reduced by cash and cash equivalents (including restricted cash and cash equivalents) and short-term investments. Equity comprises all components including other components of equity (which comprises the cash flow hedges, translation of foreign operations and available-for-sale financial investments).

The following table summarizes the capital of the Group:

As at March 31,	2017	2018	2018
	(₹ in million)	(₹ in million)	(US dollars in million)
Equity	713,788	752,930	11,564

Cash and cash equivalents (Note 15 and 16)	108,949	44,675	686
Short term investments (Note 14)	524,685	315,996	4,854

Total cash (a)	633,634	360,671	5,540
Short-term borrowings (Note 17)	413,126	313,700	4,818
Long-term borrowings (Note 17)	332,654	267,888	4,114

Total debt (b)	745,780	581,588	8,932
Net debt (c=(b-a))	112,146	220,917	3,392

Total capital (equity+net debt)	825,934	973,847	14,956

Gearing ratio	0.16	0.29	0.29